                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                QUICKTURN DESIGN SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 MENTOR GRAPHICS CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                               [MENTOR GRAPHICS LOGO]

                          The Power to Create -Trademark-

                                   BT ALEX.BROWN
                             1998 TECHNOLOGY CONFERENCE

                                   Greg Hinckley
                               Senior Vice President
                                      COO/CFO

                               PRELIMINARY 3Q RESULTS


- Estimated EPS of $0.12 exceeds First Call analyst consensus estimates by 20%

- Accelerating bookings paced by software in North America and by emulation in Europe and Asia

- Flat revenue, in quarter, year-over-year

- Best gross margin in the 1990's

                                   Q2 HIGHLIGHTS

- Best 2Q order rate this decade

- Record backlog

- 4th consecutive quarter of increasing gross margins

- New product revenue up 50%

- Major consulting engagements at Motorola and Toshiba

                            QUARTERLY EDA SALES GROWTH

                               VERSUS IC SALES GROWTH

                                       [GRAPH]

                             [Figures in percentages]


                              IC Growth           EDA Growth
                              ---------           ----------

           Q195                  47                   18
           Q295                  49                   21
           Q395                  41                   23
           Q495                  39                   22
           Q196                 -13                   23
           Q296                 -13                   23
           Q396                 -17                   15
           Q496                 -16                   15
           Q197                 -10                   13
           Q297                  10                   13
           Q397                  12                   23
           Q497                  11                   23


SOURCE: HAMBRECHT & QUIST

                               MEETING THE CHALLENGE

"NEC Corp. chip boss Hajime Sasaki's prescription...accelerate chip designs, better use fab capacity, squeeze expense out of the budget and dream up system-on-chip proposals for key customers."



                                                                     EE TIMES

                           QUICKTURN ACQUISITION

                            TRANSACTION SUMMARY

                      Offer Price:     $12.125 per share

                          Premium:     51.6%

                    Consideration:     100% cash fully financed

                            Total      $216 million

                    Consideration:     - Balance sheet financed

                                       - Bank financed

                             EDA INDUSTRY ANALYST VIEWS

                   "Quickturn should consider the offer as a way to revive its sluggish recent performance."


                                 - RITA GLOVER, PRESIDENT & PRINCIPAL ANALYST
                                                    EDA TODAY MARKET RESEARCH
                                                                      8/14/98


                   No, this isn't about the lawsuit... The acquisition of Quickturn would not only give Mentor the vertical market strength, acceleration/emulation to RTL Simulation, but would make them the powerhouse in horizontal space, RTL Simulation to acceleration/emulation to hardware/software coverification to Microtec, their embedded software tool division. Not a bad package!"

                                   - GARY SMITH, CHIEF EDA ANALYST, DATAQUEST
                                       WORLDWIDE ELECTRONIC DESIGN AUTOMATION

                                                                      8/17/98

                            EDA INDUSTRY ANALYST VIEWS
                                 (EE Times 8/17/98)



                                    "Brilliant"

                                   - GARY SMITH, CHIEF EDA ANALYST, DATAQUEST
                                       WORLDWIDE ELECTRONIC DESIGN AUTOMATION
                                                                      8/17/98

                               QUICKTURN ACQUISITION
                                   CURRENT STATUS

- October 9  - Hearing on motion to dismiss
- October 19 - Trial on antitakeover defenses
- October 29 - Date Called By Mentor Graphics for Special Stockholders Meeting

                                    WHAT IS EDA?

                Software tools used by all electronic engineers
               to design the world's ICs and electronic systems

                                   [PHOTOGRAPHS]

                              CHALLENGES REQUIRE FOCUS



                                                            System Verification
    Mentor                                                Intellectual Property
    ---------------------------------------------------------------------------

                                                                Design Services
    Cadence                                                     Physical Design

-------------------------------------------------------------------------------

                                                                Design Creation
    Synopsys                                                    Logic Synthesis
    ---------------------------------------------------------------------------

                                    FPGA DESIGN

                                       Renoir

                                      ModelSim

                                 Leonardo Spectrum

                              A STRATEGIC OPPORTUNITY

- FPGA DESIGN STARTS RAPIDLY INCREASING
  - 100K FPGA design starts/year
  - 10K ASIC design starts/year

- AGGRESSIVE TECHNOLOGY ROADMAPS
  - Million gate, 150 MHz by end of 1998


Data collected by Model Technology, Inc. from FPGA/PLD vendors,
EDA vendors and customers

                      INCREASING GATE COUNT REQUIRES NEW
                                     TOOLS

              [Picture showing growing FPGA and ASIC gate counts]




Data collected by Model Technology, Inc. from FPGA/PLD vendors,
EDA vendors and customers

                       HDL FPGA TOOLS MARKET TO DOUBLE IN

                                    TWO YEARS


                                      [GRAPH]

                          [Revenue figures in millions]

                          1998           1999           2000
                          ----           ----           ----
Capture                    15             20             25
Simulation                 30             40             50
Synthesis                  45             60             90
Total                      90            120            165


Estimates based on Dataquest, FPGA/PLD vendors, Mentor Graphics,
Exemplar and MTI sources

                                Mentor Graphics Owns

                                       50%

                                  of the FPGA/PLD

                                   Design Market

                             MENT: A VALUE OPPORTUNITY


                   10-7-98
Company          Share Price     Market Cap/Revenue
---------------------------------------------------------------------------
Mentor Graphics     $6.56               0.9

Cadence             $20.63              4.4

Synopsys            $29.56              2.9

Avant!              $11.63              2.0


                                 FPGA DESIGN

                       A Market Creating New HDL Users

- Increasing Densities Driving the Need for HDL-Based FPGA Designs

- Dataquest Estimates 24K new seats in 1998
  - Xilinx: 10K new Xilinx HDL users/year
     (50% of all new users)

- Major FPGA Vendors Investing in EDA Integration and Alliances

                           [MENTOR GRAPHICS LOGO]

                       The Power to Create-Trademark-